                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]
--------------------------------------------------------------------------------



Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))



                        TRANSAMERICA INCOME SHARES, INC.

                (Name of Registrant as Specified In Its Charter)

                                NAME OF COMPANY
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

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


May 21, 1999


Dear Shareholder:

Recently Transamerica Corporation, the parent company of the Fund's investment adviser, Transamerica Investment Services, Inc. and AEGON N.V., one of the world's leading international insurance groups, announced their agreement to merge.

In connection with the merger, the annual meeting of shareholders is being held sooner than it typically has in the past. At this meeting, you are being asked to vote on the customary annual proposals. However, because of the deemed change in control of the Fund's investment adviser, you are being asked to approve a new advisory agreement that will go into effect upon the closing of the merger. As you will note from the enclosed proxy materials, there are no material changes in the new advisory agreement - the advisory fee and the services to be provided are exactly as they have been in the past. In addition, you are being asked to re-elect three directors and elect one new director. It is with regret that we inform you that Donald E. Cantlay, a director of your Fund for 18 years, passed away on May 5, 1999. We deeply appreciate Mr. Cantlay's contribution to the Fund and will sorely miss his presence and involvement with the Fund.

In the course of representing and protecting your interests, the Board of Directors has evaluated and unanimously approved the new advisory agreement and the reappointment of Ernst and Young as independent public accountants and recommends that you vote "FOR" these proposals.

Your vote is important and we encourage you to vote promptly. You may cast your vote by marking the enclosed proxy card, signing it and returning it in the enclosed postage paid envelope. If you have any questions regarding the proposals to be voted on or need assistance in completing your proxy card, please contact us at 1-800-288-9541. In addition, if we have not received your vote prior to the meeting date, you may be contacted by our proxy solicitation firm. We hope that this contact will not be an inconvenience to you.

I appreciate you taking the time to consider these important proposals. Thank you for investing with Transamerica Income Shares, Inc. and for your continuing support.


Sincerely,

/s/ Gary U. Rolle

Gary U. Rolle
President

                        TRANSAMERICA INCOME SHARES, INC.
                            1150 SOUTH OLIVE STREET
                             LOS ANGELES, CA 90015
                                 (800) 288-9541

                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders:


     Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of Transamerica Income Shares, Inc., a Maryland corporation (the "Corporation"), will be held on June 16, 1999, at 11 a.m. (Pacific Time), at 1150 South Olive Street, Los Angeles, CA 90015. At the Annual Meeting, you and the other shareholders of the Corporation will be asked to consider and vote on the following matters:


     1. To approve a new investment advisory agreement between Transamerica Investment Services, Inc. and the Corporation as discussed in Part I of the attached Proxy Statement.

     2.  To elect the Board of Directors of the Corporation, as discussed in
         Part II of the attached Proxy Statement.


     3. To ratify or reject the selection by the Board of Directors of Ernst & Young LLP as independent public accountants to the Corporation for the fiscal year ending March 31, 2000, as discussed in Part III of the attached Proxy Statement.


     4. To transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.


     Shareholders of record at the close of business on May 10, 1999 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. Regardless of whether you plan to attend the Annual Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and the maximum number of shares may be voted.



                                          By Order of the Board of Directors

                                          /s/ Thomas M. Adams


                                          Thomas M. Adams


                                          Secretary

Los Angeles, California

May 20, 1999

                        TRANSAMERICA INCOME SHARES, INC.
                            1150 SOUTH OLIVE STREET
                             LOS ANGELES, CA 90015
                                 (800) 288-9541

                                PROXY STATEMENT


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Transamerica Income Shares, Inc. (the "Corporation") for use at the Annual Meeting of Shareholders of the Corporation, to be held at 1150 South Olive Street, Los Angeles, California 90015, on June 16, 1999 at 11 a.m. (Pacific Time), and at any and all adjournments thereof (the "Annual Meeting").



     This Proxy Statement, the Notice of Annual Meeting and the proxy card are first being mailed to shareholders on or about May 21, 1999 or as soon as practicable thereafter. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary of the Corporation, c/o Transamerica Investment Services, Inc., at the address shown at the beginning of this Proxy Statement) or in person at the Annual Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Corporation. All properly executed proxies received in time for the Annual Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposals referred to in the Proxy Statement.



     The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum, abstentions will be counted as present. Proposal 1 requires the approval of a "majority of the outstanding voting securities" of the Corporation, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Abstentions and broker "nonvotes" will have the effect of a vote against Proposal 1. See "Proposal 1 -- Required Vote." Broker "nonvotes" occur when the Corporation receives a proxy from a broker or nominee who does not have discretionary power to vote on a particular matter and the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote the shares represented by the proxy. Proposal 2 requires a plurality vote for the election of each director, and Proposal 3 requires a majority of the votes cast at the Annual Meeting for approval. Abstentions and broker nonvotes will not be counted in favor of or against Proposals 2 and 3. See "Proposal 2 -- Required Vote" and "Proposal 3 -- Required Vote."



     The solicitation will be made primarily by mail, but may be supplemented by telephone calls, telegrams, personal interviews and other communications by officers, employees and agents of Transamerica Corporation ("Transamerica") and its affiliates. Authorization to execute proxies may be obtained telephonically or by electronically transmitted instructions. The Corporation has retained Georgeson & Company Inc., 88 Pine Street, New York, NY 10005, to aid in the solicitation of proxies. The costs of retaining Georgeson & Company Inc., which are anticipated to be approximately $10,000, and other expenses incurred in connection with the solicitation of proxies and the holding of the Annual Meeting, will be borne by Transamerica or its affiliates and not by the Corporation.



     Holders of record of the shares of the Corporation at the close of business on May 10, 1999 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Annual Meeting. There were 6,318,771 shares outstanding as of the Record Date.



     Appendix 1 sets forth the beneficial owners of 5% or more of the Corporation's shares. To the best of the Corporation's knowledge, as of May 10, 1999, no person owned beneficially 5% or more of the Corporation's outstanding shares, except as stated in Appendix 1.



     Appendix 2 sets forth the number of shares of the Corporation owned beneficially by the directors, nominees for director or executive officers of the Corporation. To the best of the Corporation's knowledge, as of May 10, 1999, no director, nominee for director or executive officer of the Corporation owned beneficially any shares of the Corporation, except as stated in Appendix 2.

     The Corporation provides periodic reports to all of its shareholders which highlight relevant information, including investment results and a review of portfolio changes. You can receive an additional copy of the most recent annual report, without charge, by calling 800-288-9541 or by writing the Corporation's transfer agent, ChaseMellon Shareholder Services, L.L.C., Overpeck Centre, 85 Challenger Road, Ridgefield Park, NJ 07660.


                              I.  APPROVAL OF NEW
                         INVESTMENT ADVISORY AGREEMENT
                                  (PROPOSAL 1)


INTRODUCTION





     Transamerica Investment Services, Inc. ("TIS") acts as the investment adviser to the Corporation pursuant to an investment advisory agreement entered into by the Corporation and TIS. The investment advisory agreement in effect between the Corporation and TIS prior to the consummation of the transaction described below between AEGON N.V. ("AEGON"), Tony Merger Corp. ("Merger Sub") and Transamerica (the "AEGON-Transamerica Transaction" or the "Transaction") is referred to in this Proxy Statement as the "Former Investment Advisory Agreement." The investment advisory agreement proposed to become effective between the Corporation and TIS as of the consummation of the AEGON-Transamerica Transaction is referred to in this Proxy Statement as the "New Investment Advisory Agreement" (together with the Former Investment Advisory Agreement, the "Investment Advisory Agreements," and each an "Investment Advisory Agreement"). A copy of the form of the New Investment Advisory Agreement is attached as Exhibit A.



THE AEGON-TRANSAMERICA TRANSACTION



     TIS is a direct wholly-owned subsidiary of Transamerica. On February 17, 1999, AEGON, Merger Sub, a wholly-owned subsidiary of AEGON, and Transamerica entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement"). Pursuant to the Merger Agreement, Transamerica will merge with and into Merger Sub. Merger Sub will be the surviving corporation in the Transaction, and the separate corporate existence of Transamerica will cease. The Certificate of Incorporation of Merger Sub will be amended to change the name of Merger Sub from Tony Merger Corp. to Transamerica Corporation. The result of the Transaction will be that Transamerica will become a wholly-owned subsidiary of AEGON.



     Consummation of the Transaction may be deemed to constitute an "assignment," as that term is defined in the 1940 Act, of the Former Investment Advisory Agreement with TIS. As required by the 1940 Act, the Former Investment Advisory Agreement provides for its automatic termination in the event of its assignment. Accordingly, a New Investment Advisory Agreement between the Corporation and TIS was approved by the Board and is now being proposed for approval by the shareholders of the Corporation. TIS is seeking an exemptive order from the Securities and Exchange Commission (the "SEC" or the "Commission") permitting the Corporation to obtain shareholder approval of its New Investment Advisory Agreement within 150 days after the consummation of the Transaction, which is expected to occur in mid-June (and, consequently, within 150 days after the termination of its Former Investment Advisory Agreement). Pursuant to the exemptive order, should TIS choose to rely on it, the investment advisory fees would be held in escrow until the earlier of (i) shareholder approval of the New Investment Advisory Agreement and (ii) the expiration of the 150-day period. THE NEW INVESTMENT ADVISORY AGREEMENT IS SUBSTANTIALLY IDENTICAL TO THE FORMER INVESTMENT ADVISORY AGREEMENT, EXCEPT FOR THE DATE OF EXECUTION, THE TERMINATION DATE AND CERTAIN OTHER NON-SUBSTANTIVE CHANGES IMPLEMENTED SOLELY TO UPDATE OR CORRECT. The material terms of the Investment Advisory Agreement are described under "Description of the Investment Advisory Agreement" below.

     In connection with the Transaction, certain executive officers of Transamerica and its subsidiaries, including TIS, will receive certain benefits. Such benefits will include (i) the acceleration and cash-out of unvested stock options, vested stock options and stock appreciation rights and (ii) payments made under certain value added incentive plans. Such benefits may also include severance payments contingent upon an executive officer's termination. Mr. Rolle, a director of the Corporation and an executive officer of TIS and Transamerica Occidental Life Insurance Company ("TOLIC"), will receive a portion of such benefits.


BOARD'S RECOMMENDATION


     The Board met on May 6, 1999, and the Board members, including the Board members who are not parties to the New Investment Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party (the "Non-Interested Directors" or "Non-Interested Board members"), voted to approve the New Investment Advisory Agreement and to recommend approval to the shareholders of the Corporation.



BOARD'S EVALUATION



     On May 6, 1999, the Board met with senior management personnel of TIS. As a result of its review and consideration of the Transaction and the proposed New Investment Advisory Agreement, the Board voted unanimously to approve the New Investment Advisory Agreement and to recommend it to the shareholders of the Corporation for their approval.



     In connection with its review, TIS and AEGON represented to the Board that: although integration of the businesses of Transamerica and AEGON may occur and therefore some changes may result, it is the current intention that the Transaction will have no material effect on the operational management of the Corporation and that it will not result in any material change in the management or operations of TIS as they relate to the Corporation; there will not be any increase in the advisory fee or any change in any other provision, other than the date of execution, the termination date and certain other non-substantive updates and corrections, of the Investment Advisory Agreement as a result of the Transaction; and the Transaction will not adversely affect TIS's financial condition.


     In connection with its deliberations, the Board obtained such information as it deemed reasonably necessary to evaluate the New Investment Advisory Agreement and other agreements, including certain assurances from each of AEGON, Transamerica and TIS, including the following:

     - The Transaction will not result in any change in the Corporation's investment objectives or policies.


     - There is a commitment to the continuance, without interruption, of services to the Corporation of the type and quality currently provided by TIS.


     - The current plan is to maintain TIS's facilities and organization.


     Transamerica informed the Board that it intends to comply with Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor for an investment adviser to an investment company or any of the investment adviser's affiliated persons (as defined in the 1940 Act) to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be "interested persons" of the investment company's investment adviser or its predecessor adviser. On or prior to the consummation of the Transaction, the Board is expected to be in compliance with this provision of Section 15(f). Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). Transamerica has advised the Board that it is not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on the Corporation as a result of the Transaction. Transamerica has agreed that it, and its affiliates, will take no action that would have the effect of imposing an "unfair burden" on the Corporation as a result of the Transaction. In furtherance thereof, Transamerica has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meeting of, the Corporation's shareholders, as well as other fees and expenses in connection with the Transaction.



     In evaluating the New Investment Advisory Agreement, the Board took into account that the fees and expenses payable by the Corporation under its New Investment Advisory Agreement are the same as under its Former Investment Advisory Agreement, that the services provided to the Corporation are the same and that the other terms are, except for the date of execution, the termination date and certain other non-substantive updates and corrections, identical. The Board noted that, in previously approving the Former Investment Advisory Agreement, the Board had considered a number of factors, including the nature and quality of services provided by TIS; investment performance, both that of the Corporation itself and relative to that of competitive investment companies; the investment advisory fees and expense ratios of the Corporation and competitive investment companies; TIS's profitability from managing the Corporation; and the potential benefits to TIS and to the Corporation and its shareholders of receiving research services from broker-dealer firms in connection with the allocation of portfolio transactions to such firms.


     The Board discussed the Transaction with the senior management of TIS, Transamerica and AEGON and among themselves. The Board considered that AEGON and Transamerica are large, well-established companies with substantial resources.

         AS A RESULT OF ITS REVIEW AND CONSIDERATION OF THE TRANSACTION
           AND THE NEW INVESTMENT ADVISORY AGREEMENT, AT ITS MEETING
             THE BOARD VOTED TO APPROVE THE NEW INVESTMENT ADVISORY
                    AGREEMENT AND TO RECOMMEND ITS APPROVAL
                              TO THE SHAREHOLDERS.

DESCRIPTION OF THE INVESTMENT ADVISORY AGREEMENT

     Except as disclosed below, the Former Investment Advisory Agreement and New Investment Advisory Agreement are substantially identical.


     Pursuant to the Investment Advisory Agreement, the Corporation employs TIS to provide investment advisory, statistical and research facilities and services, and to supervise the composition of the Corporation's investment portfolio, subject to supervision by the Board. The Agreement provides that TIS shall: (a) furnish research and statistical and other factual information and reports; (b) furnish advice, information and recommendations with respect to the acquisition, holding or disposal by the Corporation of eligible securities; (c) furnish necessary assistance in the preparation of required reports, prospectuses, registration statements and amendments to the same; (d) furnish, at TIS's expense, office space, facilities and equipment; and (e) arrange, if desired by the Corporation, for members of TIS to serve without compensation by the Corporation as officers, directors or employees of the Corporation.



     Under the Investment Advisory Agreement, TIS makes decisions to buy and sell securities, selects brokers and dealers, and negotiates commissions. Securities orders are placed with brokers or dealers selected for their ability to give execution at prices and commission rates favorable to the Corporation and, in some instances, for the ability to provide research and other services. As part of the process of brokerage allocation, TIS is authorized to pay commissions that may exceed what another broker might charge. If portfolio business is transacted with brokers or dealers that provide research, comparative performance data, pricing quotations or other services, the Corporation pays any cost of such services and TIS and other clients advised by TIS may benefit.

     Except for the expenses paid by TIS as set forth above, the Corporation pays all of its own expenses, including registration fees and costs, taxes, brokerage, transfer agent fees, custodial fees, stock exchange listing costs, shareholder reports, postage, auditing and legal fees, and the fees and travel expenses of the Non-Interested Directors. Under the Investment Advisory Agreement, TIS has agreed to reimburse the Corporation to the extent that certain expenses exceed 1.5% of the first $30 million of average net assets and 1% of average net assets over $30 million. The expenses subject to this expense limitation exclude interest, taxes, brokerage and certain costs and expenses incident to the public offering of shares.



     In return for the services provided by TIS and the expenses it assumes under the Investment Advisory Agreement, the Corporation pays TIS an advisory fee at the annual rate of 0.50% of average net assets. The advisory fee is accrued weekly and payable monthly. As of the Corporation's last fiscal year ended March 31, 1999, the Corporation had net assets of $158,030,821 and paid an aggregate advisory fee to TIS during such fiscal year of $800,335.


     The Investment Advisory Agreement provides that it may be terminated without penalty upon sixty (60) days' written notice by the Corporation, either by majority vote of the Board or by vote of a majority of the outstanding voting securities, or by TIS. As stated above, the Agreement provides for its automatic termination in the event of its assignment unless such automatic termination shall be prevented by an exemptive order of the SEC.

     TIS has acted as the investment adviser for the Corporation since its commencement of operations on August 1, 1972. The effective date of the Former Investment Advisory Agreement was August 1, 1972. The Board last approved the continuance of the Former Investment Advisory Agreement on May 14, 1998. The shareholders last approved the Former Investment Advisory Agreement on July 30, 1998 for the purpose of ratifying such continuance.

THE NEW INVESTMENT ADVISORY AGREEMENT


     The New Investment Advisory Agreement, if approved by the shareholders, would be dated the date of the consummation of the Transaction, which is expected to occur in mid-June. The New Investment Advisory Agreement would be in effect for an initial term of two years, and would be continued thereafter from year to year only if specifically approved at least annually by the vote of a "majority of the outstanding voting securities" of the Corporation, or by the Board and, in either event, by the vote of a majority of the Non-Interested Directors, cast in person at a meeting called for such purpose. In the event that the shareholders do not approve the New Investment Advisory Agreement, the Board will take such action as it deems to be in the best interests of the Corporation and the shareholders.


DIFFERENCES BETWEEN THE FORMER AND NEW INVESTMENT ADVISORY AGREEMENT


     The New Investment Advisory Agreement is identical to the Former Investment Advisory Agreement, except for the date of execution, the termination date and certain other non-substantive changes implemented solely to update or correct. The New Investment Advisory Agreement reflects (i) the change in name of the investment adviser that has occurred since the original execution of the Former Investment Advisory Agreement and (ii) the correct jurisdiction of incorporation of the Corporation. In addition, whereas the form of the Former Investment Advisory Agreement consisted of an original agreement and a subsequent amendment to that agreement, the New Investment Advisory Agreement is in a restated form that reflects the terms of that amendment.


TIS AND OTHER SERVICE PROVIDERS


     TIS is a Delaware corporation and is an investment adviser registered under the Investment Advisers Act of 1940, as amended. TIS has been in existence since 1967 and has provided investment services to investment companies since 1968. TIS is a direct wholly-owned subsidiary of Transamerica. TIS's address is 1150 South Olive Street, Los Angeles, California 90015. Appendix 3 includes information regarding each director, nominee for director and officer of the Corporation who is associated with TIS.

     The following table shows the address and principal occupation of the principal executive officer and each director of TIS:


NAME                                ADDRESS               PRINCIPAL OCCUPATION
----                                -------               --------------------
Richard N. Latzer.................     *      Director, President & Chief Executive Officer
                                              of TIS; Director & Chief Investment Officer
                                              of TOLIC
Gary U. Rolle.....................     *      Director, Executive Vice President & Chief
                                              Investment Officer of TIS; Director & Chief
                                              Investment Officer of TOLIC
Thomas J. Cusack..................     *      Director of TIS; Chairman, President & Chief
                                              Executive Officer of TOLIC
Edgar H. Grubb....................     *      Director of TIS; Director of TOLIC; Executive
                                              Vice President & Chief Financial Officer of
                                              Transamerica
Frank C. Herringer................     *      Director of TIS; Director of TOLIC; Chairman,
                                              President & Chief Executive Officer of
                                              Transamerica


---------------
* c/o Transamerica Investment Services, Inc., 1150 South Olive Street, Los Angeles, CA 90015


     Transamerica is a financial services company with approximately $58.5 billion in assets. Its principal offices are located at 600 Montgomery Street, 24th Floor, San Francisco, California 94111. Transamerica's two major lines of business are life insurance (including asset management) and finance. As a result of the AEGON-Transamerica Transaction, Transamerica will become a direct wholly-owned subsidiary of AEGON.



     AEGON is headquartered in The Hague, The Netherlands, and is a publicly traded holding corporation of one of the world's ten largest life insurance groups ranked by market capitalization and assets. Over 80% of AEGON's existing business is in life insurance, pensions and related savings and investment products. AEGON's address is Mariahoeveplain 50, 2591 TV The Hague, The Netherlands.



     Vereniging AEGON ("Association AEGON") controls a majority voting interest in AEGON through its minority holding of common stock plus its holding of all the issued and outstanding preferred stock of AEGON. Except for the interest held by Association AEGON, the voting interest in AEGON is widely dispersed. Association AEGON currently intends to increase gradually its ownership of AEGON common stock to 40% by purchasing shares of common stock on the open market. At the same time, Association AEGON intends to decrease its holding of preferred stock. It is currently contemplated that, at all times, Association AEGON will maintain the majority of voting rights of AEGON. Association AEGON is registered in The Hague, The Netherlands and its address is Mariahoeveplain 50, 2591 TV The Hague, The Netherlands.


     Directors, officers and employees of TIS from time to time may enter into transactions with various banks, including the Corporation's custodian bank. It is TIS's opinion that the terms and conditions of those transactions will not be influenced by existing or potential custodial or other relationships of the Corporation.

     State Street Bank and Trust Company ("State Street"), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian to the Corporation.

     ChaseMellon Shareholder Services, L.L.C., located at Overpeck Centre, 85 Challenger Road, Ridgefield Park, NJ 07660, serves as transfer agent to the Corporation.


     Ernst & Young LLP, located at 725 South Figueroa Street, Los Angeles, California 90017, performs audits of the Corporation's financial statements.


REQUIRED VOTE

     Approval of the New Investment Advisory Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of the Corporation (as defined in the 1940 Act), which means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares and (ii) 67% or more of the shares present at the meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.


                      THE BOARD MEMBERS RECOMMEND THAT THE
                 SHAREHOLDERS VOTE IN FAVOR OF THIS PROPOSAL 1.

                           II.  ELECTION OF DIRECTORS
                                  (PROPOSAL 2)


     It is proposed that the three persons currently serving as directors of the Corporation (the "Directors") be re-elected and that a fourth person be newly elected to the Board. The nominees for Director (the "Nominees") who are proposed for election at the Annual Meeting are Gary U. Rolle, Peter J. Sodini and Jon C. Strauss, each of whom is currently a Director, and Dr. James H. Garrity.


     The term of office of each person elected as a Director will be until the next annual meeting and until his successor is elected and qualified (or until such Director's earlier retirement, resignation, death or disqualification). The Nominees have agreed to serve as Directors if elected. If any of the Nominees should be unavailable for election at the time of the Annual Meeting (which is not presently anticipated), the persons named as proxies may vote for another person in their discretion.


     The principal occupations and business experience for at least the last five years of each Nominee and each executive officer of the Corporation are as indicated in the table below.



                  NOMINEES AND EXECUTIVE OFFICERS INFORMATION



                                            CURRENT
                                         POSITION WITH                   PRINCIPAL OCCUPATION
     NAME, ADDRESS** AND AGE            THE CORPORATION               DURING THE PAST FIVE YEARS
     -----------------------            ---------------               --------------------------
Gary U. Rolle (58)*...............  President, Chairman,      Executive Vice President and Chief
                                    Director                  Investment Officer of Transamerica
                                                              Investment Services, Inc.; Director and
                                                              Chief Investment Officer of Transamerica
                                                              Occidental Life Insurance Company;
                                                              Director of Transamerica Investors, Inc.
Peter J. Sodini (58)..............  Director                  Associate at Freeman Spogli & Co. (a
                                                              private investor); President, Chief
                                                              Executive Officer and Director of The
                                                              Pantry, Inc. (a supermarket); Director of
                                                              Pamida Holdings Corp. (a retail
                                                              merchandiser) and Buttrey Food and Drug
                                                              Co. (a supermarket).
Jon C. Strauss (59)...............  Director                  President of Harvey Mudd College.
                                                              Previously Vice President and Chief
                                                              Financial Officer of Howard Hughes Medical
                                                              Institute; President of Worcester
                                                              Polytechnic Institute; Vice President and
                                                              Professor of Engineering at University of
                                                              Southern California.
Dr. James H. Garrity (60).........  None                      President of John Tracy Clinic and the
                                                              Tracy Family Hearing Center.
Susan A. Silbert (55).............  Vice President            Senior Vice President of Transamerica
                                                              Investment Services, Inc.
Heidi Y. Hu (36)..................  Vice President            Vice President and Portfolio Manager of
                                                              Transamerica Investment Services, Inc.
                                                              since 1998. Previously Portfolio Manager
                                                              at Arco Investment Management Co.,
                                                              1994-1998; Analyst at Arco Investment
                                                              Management Co., 1989-1994.

                                            CURRENT
                                         POSITION WITH                   PRINCIPAL OCCUPATION
     NAME, ADDRESS** AND AGE            THE CORPORATION               DURING THE PAST FIVE YEARS
     -----------------------            ---------------               --------------------------
Susan R. Hughes (43)..............  Treasurer                 Vice President and Chief Financial Officer
                                                              of Transamerica Investment Services, Inc.
                                                              since 1997; Independent Financial
                                                              Consultant 1992-1997
Thomas M. Adams (64)..............  Secretary                 Partner in the law firm of Lanning, Adams
                                                              & Peterson


---------------

 * Nominee who is an "interested person" (as defined in the 1940 Act) of the Corporation or TIS. Mr. Rolle is an "interested person" by reason of his positions with TIS.



** The mailing address for each Nominee and executive officer is 1150 South
   Olive Street, Los Angeles, California 90015.



     The principal occupations of the Nominees and executive officers for at least the last five years have been with the employers as shown in the table above, although in some cases they have held different positions with such employers.



     As of May 10, 1999, those shares of the Corporation that are known to be beneficially owned by the Nominees and executive officers of the Corporation are set forth on Appendix 2. Also set forth on Appendix 2, as of May 10, 1999, are those shares of the Corporation known to be beneficially owned by the Directors and executive officers of the Corporation as a group.



     The Board of Directors met 4 times during the fiscal year ended March 31, 1999. Each Director attended at least 75% of such meetings. The Corporation has a standing Audit Committee, which during the fiscal year ended March 31, 1999 was composed of Messrs. Sodini, Strauss and Cantlay (a former Director), which is responsible for the selection of the Corporation's auditors and for the monitoring of the audit process and its results. Messrs. Sodini and Strauss each attended the one Audit Committee meeting held during the fiscal year ended March 31, 1999. The Corporation has a standing Corporate Responsibility Committee composed of Messrs. Rolle, Strauss and Sodini, which reviews nominees for appointment or election of directors. No meetings of the Corporate Responsibility Committee were held during the fiscal year ended March 31, 1999.



     The Corporation pays the Directors, other than those who are interested persons of TIS, an annual fee of $1,500 plus $1,000 for each meeting attended. The Corporation does not pay any pension or retirement benefits for its Directors.



     The following table sets forth the amount of the compensation paid to the Directors (or deferred in lieu of current payment) by the Corporation during its fiscal year ended March 31, 1999:


                               COMPENSATION TABLE


                                                 AGGREGATE COMPENSATION    TOTAL COMPENSATION
NAME OF PERSON                                      FROM CORPORATION         FROM COMPLEX*
--------------                                   ----------------------    ------------------
Donald E. Cantlay**............................          $3,500                  $6,000
Richard N. Latzer**............................             -0-                     -0-
Jon C. Strauss.................................          $5,750                  $8,750
Gary U. Rolle..................................             -0-                     -0-
Peter J. Sodini................................          $5,750                  $8,750


---------------

 * During the fiscal year ended March 31, 1999, each Director was also a member of the Board of Transamerica Occidental's Separate Account Fund B and of Transamerica Variable Insurance Fund, Inc. Mr. Rolle is also a director of Transamerica Investors, Inc. These registered investment companies comprise the "Fund Complex."



** Messrs. Cantlay and Latzer are no longer Directors.

REQUIRED VOTE


     The election of directors of the Corporation will be by a plurality of the shares of the Corporation present at the Annual Meeting in person or by proxy. Shares represented by duly-executed proxies will be voted for the election of the persons named herein as Nominees, unless such authority has been withheld in accordance with an instruction given by a shareholder to abstain from voting for one or more Nominees on the form of proxy. If no instructions are given, the proxy will be voted for such Nominees.


      THE BOARD MEMBERS RECOMMEND A VOTE FOR THE ELECTION OF THE NOMINEES.

                       III.  RATIFICATION OF ACCOUNTANTS
                                  (PROPOSAL 3)


     The Board of Directors has selected Ernst & Young LLP as the auditors for the Corporation for the fiscal year ending March 31, 2000, subject to removal by a majority of the outstanding voting securities of the Corporation. Upon the reasonable request of any shareholder of the Corporation, representatives of Ernst & Young LLP will attend the meeting, and will, as they see fit, make a statement and/or respond to appropriate questions.


REQUIRED VOTE

     The ratification of the selection of Ernst & Young LLP as the independent public accountants for the Corporation will require a majority of votes cast at the Annual Meeting in person or by proxy, if a quorum is present.

               THE BOARD MEMBERS RECOMMEND THAT SHAREHOLDERS VOTE
           FOR THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP
             AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE CORPORATION.

                             ADDITIONAL INFORMATION

PROPOSALS OF SHAREHOLDERS

     Shareholders wishing to submit proposals for inclusion in a Proxy Statement for a shareholder meeting subsequent to the Annual Meeting, if any, should send their written proposals to the Secretary of the Corporation, c/o Transamerica Investment Services, Inc., at the address shown at the beginning of this Proxy Statement, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.


DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR THE NEXT ANNUAL MEETING



     It is anticipated that the Corporation's next annual meeting of shareholders will be held in June 2000. Shareholder proposals must be received by the Corporation before February 17, 2000 to be included in the Corporation's proxy statement for the next annual meeting.


OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

     No Board member is aware of any matters that will be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Corporation.

ADJOURNMENT


     In the event that sufficient votes in favor of any of the proposals set forth in the Notice of the Annual Meeting of Shareholders are not received by the time scheduled for the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting after the date set for the original Annual Meeting to permit further solicitation of proxies with respect to any such proposals. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer the action on one or more proposals, the persons named as proxies may propose one or more adjournments of the Annual Meeting. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Annual Meeting as permitted by the Corporation's By-Laws. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of any such proposals. They will vote against any such adjournment those proxies required to be voted against any such proposals. The costs of any additional solicitation and of any adjourned session will be borne by Transamerica or its affiliates. Any proposals for which sufficient favorable votes have been received by the time of the Annual Meeting will be acted upon and such action will be final regardless of whether the Annual Meeting is adjourned to permit additional solicitation with respect to any other proposal.


IMPORTANT -- WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE ANNUAL MEETING. IF YOU CAN ATTEND THE ANNUAL MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                                                                      APPENDIX 1

                   BENEFICIAL OWNERS OF 5% OR MORE OF SHARES


                      NAME AND ADDRESS                        AMOUNT AND NATURE OF    PERCENT OF
                    OF BENEFICIAL OWNER                       BENEFICIAL OWNERSHIP    CORPORATION
                    -------------------                       --------------------    -----------
Transamerica life insurance companies.......................     479,575 shares           7.6%
1150 South Olive Street
Los Angeles, CA 90015

                                                                      APPENDIX 2

                           SHARES OWNED BY DIRECTORS,
                  NOMINEES FOR DIRECTOR AND EXECUTIVE OFFICERS


                                                              AMOUNT AND NATURE OF
                                                              BENEFICIAL OWNERSHIP
                  NAME OF BENEFICIAL OWNER                       (# OF SHARES)
                  ------------------------                    --------------------
Gary U. Rolle, Chairman and President.......................           0
Peter J. Sodini, Director...................................           0
Jon C. Strauss, Director....................................           0
Dr. James H. Garrity, Nominee for Director..................           0



     All directors and executive officers as a group beneficially owned 6,775 shares of the Corporation, which is less than 1% of the shares outstanding as of May 10, 1999.

                                                                      APPENDIX 3


       DIRECTORS, NOMINEES FOR DIRECTOR AND OFFICERS ASSOCIATED WITH TIS



NAME                                                   POSITION WITH THE CORPORATION
----                                                   -----------------------------
Gary U. Rolle................................  President, Chairman, Director
Susan A. Silbert.............................  Vice President
Heidi Y. Hu..................................  Vice President
Susan R. Hughes..............................  Treasurer

                                                                       EXHIBIT A

                  MANAGEMENT AND INVESTMENT ADVISORY AGREEMENT


     AGREEMENT made this                day of             , 1999 by and between
TRANSAMERICA INCOME SHARES, INC., a Maryland corporation (hereinafter called the "Fund"), and TRANSAMERICA INVESTMENT SERVICES, INC., a Delaware corporation (hereinafter called the "Manager").


     WHEREAS, the Fund proposes to engage in business as a closed-end management investment company and is registered as such under the Investment Company Act of 1940; and


     WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of acting as investment adviser for one or more investment companies and others; and


     WHEREAS, the Fund desires to retain the Manager to render such services in the manner and on the terms and conditions hereinafter set forth; and

     WHEREAS, the Manager desires to perform such services in the manner and on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, this agreement

                              W I T N E S S E T H:

that in consideration of the foregoing and of the premises and covenants hereinafter contained, the Fund and the Manager agree as follows:

          1. The Fund hereby employs the Manager to provide investment advisory, statistical and research facilities and services, to supervise the composition of the Fund's portfolio and to determine the nature and timing of changes therein and the manner of effectuating such changes, subject to supervision of the Fund's Board of Directors and for the period and on the terms set forth in this Agreement. The Manager hereby accepts such employment and agrees to render the services and to assume the obligations herein set forth, for the compensation herein provided.

          2.  The Manager shall:

        (a) Furnish to the Fund research and statistical and other factual information and reports with respect to securities held by the Fund or which the Fund might purchase. It will also furnish to the Fund such information as may be appropriate concerning developments which may affect issuers of securities held by the Fund or which the Fund might purchase or the businesses in which such issuers may be engaged. Such statistical and other factual information and reports shall include information and reports on industries, businesses, corporations and all types of securities, whether or not the Fund has at any time any holdings in such industries, businesses, corporations or securities.

        (b) Furnish to the Fund, from time to time, advice, information and recommendations with respect to the acquisition, holding, or disposal by the Fund of eligible securities.

        (c) Furnish to the Fund necessary assistance in:

             (i) The preparation of all reports now or hereafter required by Federal or other laws.

             (ii) The preparation of prospectuses, registration statements and amendments thereto that may be required by Federal or other laws or by the rule or regulation of any duly authorized commission or administrative body. However, nothing herein shall obligate the Manager to pay the costs of preparation, printing, or mailing of prospectuses being used in connection with sales of the Fund's shares or otherwise.

        (d) Furnish to the Fund at the Manager's expense, office space in the offices of the Manager or in such other place or places as may be agreed upon from time to time, and all necessary office facilities, simple business equipment, supplies, utilities and telephone service for managing the affairs and investments and keeping the general accounts and records of the Fund (exclusive of the necessary records of the transfer agent, registrar or custodian), and shall arrange, if desired by the Fund, for members of the Manager's organization to serve without compensation from the Fund as officers, directors or employees of the Fund. Manager agrees to advance registration fees in connection with initial Federal and state registration of Fund shares and to assume sole responsibility for such fees unless and until such shares are sold; provided, however, that registration fees in connection with all subsequent Federal and other registrations of Fund shares shall be paid by the Fund without any advance of such fees from the Manager.

        (e) Utilize the services of Transamerica Fund Sales, Inc. whenever practicable to tender portfolio securities which the Fund owns and wishes to tender to a company making an offer for those securities. When Fund portfolio securities are tendered by Transamerica Fund Sales, Inc., the Manager will arrange to receive the solicitation fees, less expenses, received by Transamerica Fund Sales and will deduct that net amount from the management fee payable by the Fund to the Manager.

        (f) In the performance of its duties hereunder the Manager may in its discretion, purchase without additional cost to the Fund statistical information and other services from other sources, including affiliates of Transamerica Corporation, a Delaware corporation, ("Transamerica"). The Manager has provided the Fund with a conformed copy of the Investment Research Agreement dated August 1, 1972 between the Manager and Transamerica Investment Research, Inc. ("Research") a subsidiary of Transamerica, pursuant to which (1) Research provides the Manager with statistical and analytical research and other information and reports with respect to the economy, particular industries, and securities held by the Fund, to the extent that such research or other information is sought on behalf of the Fund, (2) as well as information concerning developments affecting issuers, or the businesses thereof, of securities held by the Fund or securities which the Fund might purchase.

          3. Except as otherwise expressly provided herein, the Fund assumes and shall pay or cause to be paid all expenses of the Fund, including, without limitation: (a) all costs and expenses incident to any public offering of shares of the Fund, for cash or otherwise, including those relating to the registration of shares under the Securities Act of 1933, as amended, the qualification of shares of the Fund under state securities laws, the printing or other reproduction and distribution of any registration statement (and all amendments thereto) under the Securities Act of 1933, the preliminary and final prospectuses included therein, and any other necessary documents incident to any public offering, the advertising of shares of the Fund, the appointment of a depositary or forwarding agents to receive securities being tendered in exchange for shares of the Fund, the services rendered by any securities dealers or brokers, the review by the National Association of Securities Dealers, Inc. of any underwriting arrangements, and the services of any evaluator of securities exchangeable for shares of the Fund; (b) the charges and expenses of any registrar and any custodian or depositary appointed by the Fund for the safekeeping of its cash, portfolio securities and other property; (c) the charges and expenses of auditors; (d) the charges and expenses of any stock transfer or dividend agent or agents appointed by the Fund; (e) broker's commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; (f) all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to Federal, state or other governmental agencies; (g) the cost and expense of engraving or printing of stock certificates representing shares of the Fund; (h) fees involved in registering and maintaining registrations of the Fund and of its shares with the Securities and Exchange Commission and various states and other jurisdictions; (i) all expenses of shareholders' and directors' meetings and of preparing, printing and mailing proxy statements and quarterly, semi-annual and annual reports to shareholders; (j) fees and travel expenses of directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund; (k) all expenses incident to any dividend or distribution program; (l) charges and expenses of legal counsel in connection with matters relating to the Fund, including without limitation, legal services rendered in connection with the Fund's corporate and financial structure and relations with its shareholders, issuance of Fund shares, and registrations and qualifications of securities under Federal, state and other laws; (m) association dues;
     (n) interest payable on Fund borrowings; (o) fees and expenses incident to the listing of the Fund shares on any stock exchange; and (p) postage.

          4. For the services to be rendered, the Fund shall pay to the Manager compensation at the annual rate of one-half (1/2) of one percent (1%) of the value of the net assets of the Fund, calculated as hereinafter set forth, commencing on the day following effectiveness hereof. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued weekly by applying the annual rate to the net assets of the Fund as of the close of the last business day of the week for which the fee is being calculated and dividing the sum so computed by the number of weeks in the fiscal year. At the request of the Manager, compensation hereunder shall be calculated and accrued at more frequent intervals in a manner consistent with the calculation of fees on a weekly basis. If the contract becomes effective subsequent to the first day of a week or shall terminate before the last day of a week, compensation for such weeks shall be computed in a manner consistent with the calculation of the fees payable on a weekly basis. Subject to the provisions of paragraph 5 hereof, the accrued fees will be payable monthly as promptly as possible after completion of the computations contemplated by paragraph 5 hereof.


          5. (a) In the event the expenses of the Fund, including amounts payable to the Manager pursuant to paragraph 4 hereof (but excluding interest, taxes, brokerage fees and commissions payable by the Fund in connection with the purchase or sale of portfolio securities, amounts paid or payable to the Manager pursuant to clause (v) of this subparagraph (a), and the following costs and expenses incident to the public offerings of shares of the Fund contemplated by the prospectus (the "Prospectus") forming a part of the Fund's registration statement (the "Registration Statement") filed under the Securities Act of 1933 (No. 2-43188) in the form in which it becomes effective under said Act: filing fees for the registration and qualification of the Fund's shares under the Securities Act of 1933 and the securities laws of various states, legal and auditing fees and expenses incurred in the preparation and filing of all documents incident to such registration and qualification, fees payable in connection with the valuations described in the Prospectus of the securities described under "List of Acceptable Securities" therein, Depositary and Forwarding Agent fees incident to the exchange transaction described in the Prospectus, fees payable to the Dealer Managers and Soliciting Dealers as described in the Prospectus, the costs of printing the Registration Statement, the preliminary and final prospectuses forming a part thereof, the Underwriting Agreement and Dealer Managers' Agreements filed as exhibits to the Registration Statement, or any blue sky surveys or memoranda incident to the offerings to be made by the Prospectus, fees payable to the National Association of Securities Dealers, Inc. in connection with the offerings described in the Registration Statement, and the costs of lawfully advertising the offerings described in the Registration Statement prior to the effective date thereof) for any fiscal year ending on a date on which this Agreement is in effect exceed one and one-half percent (1 - 1/2%) of the first thirty million dollars ($30,000,000) of the average net assets of the Fund, plus one percent (1%) of the average net assets of the Fund in excess of $30,000,000, in each case as computed below, the Manager will pay such excess to the Fund. Such expense limitation shall be computed and settlements made monthly as follows:


             (i) Not later than the fifth business day after the end of each month ending on a day on which this Agreement is in effect, there shall be computed, on an accrual basis, all of the Fund's expenses which are includable within the expense limitation described in this subparagraph
        (a), for the period commencing with the first day of the then current fiscal year of the Fund and ending on the last day of the month just ended. The amount of such expenses shall then be annualized based upon the number of months then remaining in such fiscal year. Such annualized amount is hereinafter in this paragraph 5 called "Actual Expenses."

             (ii) The amount of the maximum annual expenses of the Fund, as set forth in this paragraph 5, shall then be computed, based upon the average of all of the valuations of the net assets of the Fund as of the close of business on the last day of each week within a completed month of the then current fiscal year of the Fund. Such computation is hereinafter in this paragraph 5 called "Maximum Annual Expenses."

             (iii) There shall next be computed the sum of amounts, if any, previously deducted from the Manager's monthly fee plus amounts, if any, previously paid by the Manager to the Fund, in each case in accordance with the provisions of clause (iv) of this subparagraph (a), during the period commencing with the second month of the then current fiscal year of the Fund and ending with the month just ended; there shall be deducted therefrom the sum of amounts, if any, previously paid by the Fund to the Manager during the same period in accordance with the provisions of clause (v) of this subparagraph (a). The net amount remaining, if any, is hereinafter in this paragraph 5 called the "Net Credit."


             (iv) For any month that Actual Expenses exceed Maximum Annual Expenses, the difference between (A) one-twelfth (1/12) of such excess, multiplied by the number of completed months within the then current fiscal year of the Fund, and (B) Net Credit shall be deducted from the next monthly fee payable to the Manager. If the amount of such fee is not sufficient to cover the entire amount to be deducted, the Manager shall promptly pay to the Fund the difference.


             (v) For any month that the sum of Maximum Annual Expenses plus Net Credit, if any, exceeds Actual Expenses, the Fund will pay to the Manager the lesser of Net Credit or the amount of such excess at the time of payment to the Adviser of its monthly fee.


             (vi) As promptly as possible after the end of a fiscal year of the Fund ending on a date on which this Agreement is in effect, there shall be computed all of the Fund's expenses for such fiscal year which are includable within the expense limitation described in this subparagraph
        (a). If the amount thereof, reduced by the amount of Net Credit, if any, existing in the last month of such fiscal year, after settlements made during such month by virtue of the provisions of clauses (iv) or (v) of this subparagraph (a), exceeds one and one-half percent (1 - 1/2%) of the first thirty million dollars ($30,000,000) of the average net assets of the Fund, plus one percent (1%) of the average net assets of the Fund in excess of such $30,000,000, in each case computed on the basis of the average of all of the valuations of the net assets of the Fund as of the close of business on the last day of each week ending within such fiscal year, the Manager shall pay the amount of such excess to the Fund promptly, and in all events prior to the publication of the annual report of the Fund for such fiscal year. In the same manner, should such computation show that the Fund owes money to the Manager, such amount shall be promptly paid by the Fund to the Manager.


             (b) If, for any fiscal year of the Fund ending on a date on which this Agreement is in effect, the expenses of the Fund which are includable within the expense limitation described in subparagraph (a) of this paragraph 5, and which are to be paid by the Fund after application of the limitation calculation in this subparagraph (a) of this paragraph 5 exceed twenty-five percent (25%) of the gross income of the Fund for such fiscal year, the Manager will pay the amount of such excess to the Fund promptly and in all events prior to the publication of the Fund's annual report for such fiscal year. For purposes of this subparagraph (b), "gross income of the Fund" shall include, but not be limited to, gains from the sale of securities, without offset or deduction for losses from the sale of securities, unpaid interest on debt securities in the Fund's portfolio, accrued to and including the last day of such fiscal year, and dividends declared but not paid on equity securities in the Fund's portfolio, the record dates for which fall on or prior to the last day of such fiscal year.

          6. The services of the Manager to the Fund are not to be deemed exclusive, and the Manager shall be free to engage in any other business or to render similar services to others so long as its services hereunder be not impaired thereby. The Manager assumes no responsibility under this Agreement other than to render the services called for hereunder in good faith, and shall not be responsible for any action of the Board of Directors of the Fund, or any committee thereof, in the following or declining to follow any advice or recommendation of the Manager. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Manager to engage in any other business or to devote his time and attention in part to the Management or other aspects of any other business, whether of a similar or dissimilar nature.

          7. This Agreement shall remain in effect for two years from the date hereof, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect from year to year thereafter provided it is approved annually by vote of a majority of the outstanding voting securities of the Fund or by vote of the Board of Directors of the Fund and by a majority of the Directors of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act of 1940) of any party to this Agreement, which vote must be cast in person at a meeting called for the purpose of voting on approval of the terms of this Agreement and its continuance; provided, however, that (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon sixty days written notice to the Manager either by majority vote of the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund; (b) this Agreement shall immediately terminate in the event of its assignment (within the meaning of the Investment Company Act of 1940) unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission; and (c) the Manager may terminate this Agreement without payment of penalty on sixty days written notice to the Fund. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at the principal office of such party.

          8. This Agreement and any amendment hereto shall become effective when approved by a majority of (a) the outstanding voting securities of the Fund and (b) the Directors of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, whichever occurs later.

          9. For purposes of this Agreement, a "majority of the outstanding voting securities of the Fund" shall be determined in accordance with the applicable provisions of the Investment Company Act of 1940.

          10. This Agreement shall be construed in accordance with the laws of the State of California and the applicable provisions of the Investment Company Act of 1940. To the extent applicable law of the State of California, or any of the provisions herein, conflict with applicable provisions of the Investment Company Act of 1940, the latter shall control.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written in Los Angeles, California.


ATTEST:                                                   TRANSAMERICA INCOME SHARES, INC.

---------------------------------------------------       By -----------------------------------------------------
Secretary                                                 President
ATTEST:                                                   TRANSAMERICA INVESTMENT SERVICES, INC.

---------------------------------------------------       By -----------------------------------------------------
Secretary                                                 Vice President

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                        TRANSAMERICA INCOME SHARES, INC.

                            1150 South Olive Street
                             Los Angeles, CA 90015

The undersigned hereby appoints Gary U. Rolle and Thomas M. Adams, and each of them, as proxies of the undersigned (the "Proxies"), each with full power to appoint his substitute, and hereby authorizes each of them to represent and vote all the shares of common stock of Transamerica Income Shares, Inc. (the "Corporation") held of record as of May 10, 1999 at the Annual Meeting of Shareholders to be held at 1150 South Olive Street, Los Angeles, CA 90015 on June 16, 1999, at 11:00 a.m. (Pacific Time), and at any and all of the adjournment(s) or postponement(s) thereof.

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF THE CORPORATION. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT, FOR ELECTION OF THE NOMINEES AND FOR RATIFICATION OF THE SELECTION OF THE INDEPENDENT PUBLIC ACCOUNTANTS. In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements of the meeting unless otherwise prohibited by the undersigned. A shareholder wishing to vote in accordance with the Board of Directors' recommendation need only sign and date this proxy and return it in the envelope provided.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of the Annual Meeting of Shareholders and the Proxy Statement with respect thereto and hereby revoke(s) any proxy heretofore given. The proxy may be revoked at any time before it is exercised.


     Note: Please sign exactly as the name(s) appear(s) on this proxy card. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


HAS YOUR ADDRESS CHANGED?                            DO YOU HAVE ANY COMMENTS?

_______________________________________

_______________________________________

_______________________________________

_______________________________________

_______________________________________


      PLEASE VOTE, DATE AND SIGN ON REVERSE AND PROMPTLY RETURN THIS PROXY
                           IN THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

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

                                                  TRANSAMERICA INCOME SHARES, INC.                          PLEASE MARK [X]
                                                                                                          YOUR VOTES AS
                                                                                                           INDICATED IN
                                                                                                           THIS EXAMPLE

1. To approve the new investment advisory    2. To elect as directors the nominees listed below:                     FOR   ABSTAIN
agreement between the Corporation and        NOMINEES: GARY U. ROLLE, PETER J. SODINI, JON C. STRAUSS,               [ ]     [ ]
Transamerica Investment Services, Inc.       DR. JAMES H. GARRITY

                                             INSTRUCTION: To abstain from voting for any individual nominee, write
         FOR   AGAINST  ABSTAIN              that nominees's name on the space provided below.
         [ ]     [ ]      [ ]
                                             ---------------------------------------------------------------------

3. To ratify the election by the Board of Directors of Ernst & Young LLP as     Mark box at right if an address change or    [ ]
independent public accountants for the fiscal year ending March 31, 2000.       comment has been noted on the reverse
                                                                                side of this card
                          FOR   AGAINST  ABSTAIN
                          [ ]     [ ]      [ ]

                                                                                Please sign exactly as name appears to the left.
                                                                                When signing as attorney, executor, administrator,
                                                                                trustee, or guardian, please give full title as
                                                                                such. If signing for a corporation, please sign in
                                                                                full corporate name by President or other authorized
                                                                                officer. If a partnership, please sign in
                                                                                partnership name by authorized person.

                                                                                RECORD DATE SHARES:

                                                                                Dated                                    , 1999
                                                                                     ------------------------------------

                                                                                -----------------------------------------------
                                                                                Shareholder sign here

                                                                                -----------------------------------------------
                                                                                Co-owner signs here

                                    Please be sure to sign and date proxy.
------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE